Exhibit 99.2

METROCALL HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to Metrocall’s acquisition of substantially all of the operating assets of Weblink Wireless, Inc. and Subsidiaries (the Acquired Assets). These pro forma financial statements do not purport to be indicative of the consolidated financial position or results of operations for future periods or the results that actually would have been realized had the acquired assets been consolidated during the specified periods.

     The acquisition of the Acquired Assets was accounted for under the purchase method of accounting pursuant to which the purchase price at closing was allocated to the tangible and intangible assets based on their estimated fair values. The purchase allocations were made based upon preliminary valuations and other studies, which have not yet been finalized. The actual allocation of purchase price may differ significantly from the pro forma amounts included herein.

     The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of Metrocall which were previously reported in Metrocall’s Annual Report on Form 10-K for the year ended December 31, 2002 and the Quarterly Report on
Form 10-Q for the quarter ended September 30, 2003, and the historical financial statements of Weblink Wireless, Inc. for the period from January 1, 2002 through September 8, 2002 and the period from September 9, 2002 through December 31, 2002 included elsewhere in this Form 8-K/A.

     The unaudited pro forma condensed consolidated balance sheet was prepared as if the Acquired Assets were acquired on September 30, 2003, combining both Metrocall’s and Weblink’s financial position as of September 30, 2003. The unaudited pro forma condensed consolidated statements of operations for the period from October 8, 2002 through December 31, 2002 and the nine-month period ended September 30, 2003 were prepared as if the Acquired Assets were acquired on October 8, 2002, the date Metrocall Holdings, Inc. emerged from its chapter 11 proceedings. To prepare the unaudited pro forma condensed consolidated statements of operations for the 2002 period, Metrocall’s Reorganized Company statements of operations for the period October 8, 2002 to December 31, 2002 has been combined with Weblink’s Reorganized Company consolidated statements of operations for the period October 1, 2002 to December 31, 2002. To prepare the unaudited pro forma condensed consolidated statements of operations for the nine-month period ended September 30, 2003, Metrocall’s unaudited statement of operations for the nine-month period ended September 30, 2003 was combined with Weblink’s unaudited statements of operations for the period January 1, 2003 to April 22, 2003 and for the period April 23, 2003 to September 30, 2003.

Metrocall Holdings, Inc.
Pro Forma Balance Sheet
September 30, 2003
($ in thousands)

		Weblink Wireless, Inc.

			Assets/liabs		Purchase				Related Party		Metrocall
	Metrocall	Historical	not acquired		Accounting(2)		Total(2)		Eliminations		Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$13,716	$16,834	$(12,634	)1(a)			$4,200				$17,916
Restricted cash	2,659	—	—				—				2,659
Accounts receivable	17,345	6,561	—				6,561	2(e)	$(1,339	)3(a)	22,567
Prepaid expenses and other current assets	8,282	6,646	(1,530	)1(b)			5,116	2(e)	(1,237	)3(a)	12,161

Total current assets	42,002	30,041					15,877		(2,576)		55,303

Property and equipment, net	49,189	3,488	—		$8,687		12,175	2(f)			61,364
Intangible assets, net	4,790	1,299	—		412		1,711	2(f)			6,501
Other assets	4,703	720	—		11,796		12,516	2(e)	(11,796	)3(b)	5,423

TOTAL ASSETS	$100,684	$35,548					$42,279		$(14,372)		$128,591

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturities of long-term debt	$1,042	$66	$(66	)1(c)			$—				$1,042
Accounts payable	6,769	1,648	—				1,648	2(b)	$(1,339	)3(a)	7,078
Accrued expenses and other current liabilities	16,875	7,763	(2,170	)1(d)	$3,855	2(c)	9,448				26,323
Deferred revenues and subscriber deposits	12,819	8,238					8,238	2(b)	(1,237	)3(a)	19,820

Total current liabilities	37,505	17,715					19,334		(2,576)		$54,263

OTHER LONG-TERM DEBT	65	18,561	(18,561	)1(c)			—				65
OTHER LONG-TERM LIABILITIES	13,394	1,000	(1,000	)1(e)			—		(11,796	)3(b)	1,598
SERIES A REDEEMABLE PREFERRED STOCK	39,110	—					—				39,110

Total liabilities	90,074	37,276					19,334		(14,372)		95,036

Minority interest	—	24	(24	)1(f)			—				—

STOCKHOLDERS’ EQUITY
Common stock	9	—	—		5	2(a)	5				14
Additional paid-in capital	138	—	—		22,940	2(a)	22,940				23,078
Unearned compensation	(523)	—	—		—		—				(523)
Retained earnings	10,986	(1,752)	1,752	1(g)			—				10,986

Total stockholders’ equity	10,610	(1,752)					22,945				33,555

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$100,684	$35,548					$42,279		$(14,372)		$128,591

The accompanying notes are an integral part of this unaudited pro forma balance sheet.

METROCALL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2003
(Dollars in thousands)

The unaudited pro forma condensed consolidated balance sheet gives effect to the following unaudited pro forma adjustments:

1.	Represents a reduction to the Weblink historical financial position to account for assets not acquired and liabilities not assumed pursuant to the terms of the Asset Purchase Agreement. The amounts have been excluded from the pro forma condensed consolidated balance sheet for this reason and consist of the following:

Assets not Acquired:
(a) Cash balances of approximately $4,200 were acquired and, cash and cash equivalents totaling $12,634 were not acquired.
(b) Investments held for sale of $220 and tax refunds receivable of approximately $1,310.

Liabilities not Assumed:
(c) Short and long-term debt balances of approximately $18,627.
(d) Current portion of NY Federal Excise tax obligation of approximately $299 and other liabilities of approximately $1,871.
(e) Long-term portion of NY Federal Excise tax obligation of approximately $1,000.

Equity/Minority Interests: (f) Minority interest of $24. (g) Retained earnings of ($1,752).

2.	The acquisition was accounted for using the purchase method of accounting. Under purchase accounting, the total purchase price was allocated to all of the tangible and intangible assets acquired and related liabilities assumed based upon their estimated fair values as of the closing date. The allocation is based on preliminary valuations and other studies, which are not yet finalized. The actual allocation of purchase price may differ significantly from the pro forma amounts included herein. The estimated purchase price and pro forma adjustments to the historical book value of the Acquired Assets are as follows:

The following represents the preliminary allocation of the purchase price (in thousands):

Consideration issued:
Common stock of 500,000 shares	$21,405	(a)
Warrants issued	1,540

	$22,945
Fair Value of Liabilities Assumed:
Accounts payable	$1,648	(b)
Accrued expenses and other current liabilities	5,593	(b)
Deferred revenue and subscriber deposits	8,238	(b)
Transaction and other expenses	3,855	(c)

	$19,334

Total purchase consideration:	$42,279

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2003
(Dollars in thousands)

Allocation of purchase consideration:
Cash acquired	$4,200	(d)
Accounts receivable	6,561	(e)
Prepaid expenses and other current assets	5,116	(e)
Property and equipment, net	12,175	(f)
Intangible assets
Customer contracts	378	(f)
FCC licenses	933	(f)
Trademarks and tradenames	400	(f)
Other assets	12,516	(e)

	$42,279

(a)	Pursuant to the Asset Purchase Agreement, Metrocall issued 500,000 shares of Metrocall common stock and warrants to purchase up to an additional 125,000 shares of Metrocall common stock. The fair value of the common stock issued was based on the 5-day average closing market price per share of common stock of $42.81 per share for the two business days preceding and following the November 18, 2003 transaction date and the November 18, 2003 transaction date. The estimated fair value of the warrants was determined based on a Black-Scholes valuation. Details on assumptions?

(b)	Amount represents the estimated fair value of the liabilities assumed pursuant to the Asset Purchase Agreement.

(c)	Transaction and other expenses were comprised of transaction bonuses and severance payments assumed by Metrocall pursuant to the Asset Purchase Agreement.

(d)	Cash and cash equivalents of $4,200 were included in the Acquired Assets.

(e)	Current and other assets acquired have been reflected at their estimated fair value. Other assets include the estimated fair value of the future payments to have been paid by Metrocall to Weblink as engineering charges under the alliance agreement with Weblink for the provisioning of two-way messaging services. Please refer to Note 3(b) below.

(f)	Estimated fair value based upon preliminary valuations and other studies, which are not yet finalized.

3.	Elimination of related party accounts receivables, deferred revenues and other liabilities:

(a)	Metrocall prepaid Weblink for services rendered by Weblink under several different alliance agreements. As a consequence Metrocall will eliminate accounts payable and prepaid expenses on its pro forma condensed balance sheet as of September 30, 2003 against the related accounts receivable and deferred revenue liabilities that Weblink had reflected for such arrangements.

(b)	Pursuant to the terms of the contractual relationship under which Weblink had been providing two-way messaging services to Metrocall, Metrocall had recorded a long-term liability related to engineering charges received by Metrocall becoming due and payable beginning in October 2004. At September 30, 2003, Metrocall effectively recorded a long-term liability of approximately $11,796 for such charges. Pursuant to the Asset Purchase Agreement, Metrocall has acquired this contract and as such this liability has been eliminated.

METROCALL HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Period From October 8, 2002 to December 31, 2002
(Dollars in thousands, except per share amounts)

	Metrocall	Weblink	Pro Forma
	October 8, 2002 -	October 1, 2002	Adjustments			Metrocall
	December 31, 2002	December 31, 2002	Debit	Credit		Pro Forma
REVENUES:
Service, rent and maintenance revenues	$81,325	$32,754	$(3,000)		(1)	$111,079
Product sales	4,078	1,112				5,190

Total revenues	85,403	33,866	(3,000)	—		116,269
Net book value of products sold	(1,081)	(2,223)				(3,304)

	84,322	31,643	(3,000)	—		112,965

OPERATING EXPENSES
Service, rent and maintenance	23,004	15,314		$(3,000)	(1)	35,318
Selling and marketing	11,359	2,078				13,437
General and administrative	27,735	6,758				34,493
Restructuring expenses		88				88
Depreciation and amortization	12,875	4,032		(3,372)	(2)	13,535

	74,973	28,270	—	(6,372)		96,871

Income from operations	9,349	3,373	(3,000)	6,372		16,094

INTEREST EXPENSE	(2,580)	(738)		738	(3)	(2,580)
INTEREST AND OTHER INCOME (EXPENSE)	1,047	49				1,096

INCOME/(LOSS) BEFORE INCOME TAXES	7,816	2,684	(3,000)	7,110		14,610
INCOME TAX PROVISION	(3,000)	—	(2,310)		(4)	(5,310)

Net income (loss)	4,816	2,684	(5,310)	7,110		9,300
PREFERRED DIVIDENDS AND ACCRETION	(2,679)					(2,679)

Income available to common stockholders	$2,137	$2,684	$(5,310)	$7,110		$6,621

BASIC INCOME PER SHARE AVAILABLE TO COMMON STOCKHOLDERS	$0.43					$1.21

DILUTED INCOME PER SHARE AVAILABLE TO COMMON STOCKHOLDERS	$0.43					$1.19

Basic weighted-average common shares outstanding	4,956,990	500,000 (5)				5,456,990

Diluted weighted-average common shares outstanding	4,956,990	625,000 (5)				5,581,990

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

METROCALL HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2003
(Dollars in thousands, except per share amounts)

	Metrocall	Weblink			Pro Forma
	Nine-Months Ended	January 1, 2003 -	April 23, 2003 -		Adjustments			Metrocall
	September 30, 2003	April 22, 2003	Sept. 30, 2003	Total	Debit	Credit		Pro Forma
REVENUES:
Service, rent and maintenance revenues	$237,260	$35,471	$43,784	$79,255	$(11,357)		(1)	$305,158
Product sales	12,528	1,121	1,723	2,844				15,372

Total revenues	249,788	36,592	45,507	82,099	(11,357)			320,530
Net book value of products sold	(3,143)	(2,056)	(2,126)	(4,182)				(7,325)

	246,645	34,536	43,381	77,917	(11,357)	—		313,205

OPERATING EXPENSES
Service, rent and maintenance	67,681	18,968	22,322	41,290		$(11,357)	(1)	97,614
Selling and marketing	31,182	2,532	3,170	5,702				36,884
General and administrative	72,156	7,668	11,405	19,073				91,229
Restructuring expenses	6,247	337	728	1,065				7,312
Depreciation and amortization	29,114	4,508	1,038	5,546		(3,565)	(2)	31,095

	206,380	34,013	38,663	72,676	—	(14,922)		264,134

Income from operations	40,265	523	4,718	5,241	(11,357)	14,922		49,071

INTEREST EXPENSE	(6,703)	(865)	(2,830)	(3,695)		3,695	(3)	(6,703)
INTEREST EXPENSE — Dividends and accretion of series A preferred	(6,413)	—	—	—				(6,413)
LOSS ON EARLY EXTINGUISHMENT OF DEBT	—	—	(4,693)	(4,693)		4,693	(3)	—
INTEREST AND OTHER INCOME (EXPENSE)	329	106	187	293				622

INCOME/(LOSS) BEFORE INCOME TAXES	27,478	(236)	(2,618)	(2,854)	(11,357)	23,310		36,577
INCOME TAX PROVISION	(12,537)	—	—	—	(3,094)		(4)	(15,631)

Net income (loss)	14,941	(236)	(2,618)	(2,854)	(14,451)	23,310		20,947
PREFERRED DIVIDENDS AND ACCRETION	(6,092)	—	—	—	—	—		(6,092)

Income available to common stockholders	$8,849	$(236)	$(2,618)	$(2,854)	$(14,451)	$23,310		$14,855

BASIC INCOME PER SHARE AVAILABLE TO COMMON STOCKHOLDERS	$1.78							$2.72

DILUTED INCOME PER SHARE AVAILABLE TO COMMON STOCKHOLDERS	$1.75							$2.62

Basic weighted-average common shares outstanding	4,958,597			500,000 (5)				5,458,597

Diluted weighted-average common shares outstanding	5,054,987			625,000 (5)				5,679,987

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

METROCALL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

Pro Forma Statement of Operations for the period October 8, 2002 to December 31, 2002
(1)	Represents the elimination of revenues recorded by Weblink and expenses incurred by Metrocall for airtime services provided to Metrocall by Weblink under various operating arrangements.

(2)	Represents the adjustment required to reduce Weblink’s historical depreciation and amortization expenses to the expense that Metrocall would have recognized for the period had the transaction occurred on October 8, 2002. Purchase consideration allocated to fixed assets are expected to be depreciated over an estimated remaining average useful life of 5 years. Amounts allocated to intangible assets with definite useful lives will be amortized over such useful lives estimated to be a 3 year period for customer contracts and a 5 year period for trademarks and names. Amounts allocated to intangible assets with an indefinite life such as FCC licenses will not be amortized but tested for impairment on an annual basis or more frequently if changes in circumstances indicate that the asset might be impaired.

(3)	Represents the elimination of historical interest expenses of Weblink as no long-term debt was acquired in the transaction.

(4)	Represents additional income tax expense based on the results of the acquired assets for the period at Metrocall’s statutory tax rates.

(5)	Basic and diluted weighted-average common share numbers give effect to the issuance of 500,000 shares of common stock under the basic method and the exercise of 125,000 warrants at their $40.0 per share exercise price under the diluted method.

Pro Forma Statement of Operations for the nine months ended September 30, 2003
(1)	Represents the elimination of revenues recorded by Weblink and expenses incurred by Metrocall for airtime services provided to Metrocall by Weblink under various operating arrangements.

(2)	Represents the adjustment required to reduce Weblink’s historical depreciation and amortization expenses to the expense that Metrocall would have recognized for the period had the transaction occurred on October 8, 2002.

(3)	Represents the elimination of historical interest expenses of Weblink as no long-term debt was acquired in the transaction.

(4)	Represents additional income tax expense based on the results of the acquired assets for the period at Metrocall’s statutory tax rates.

(5)	Basic and diluted weighted-average common share numbers give effect to the issuance of 500,000 shares of common stock under the basic method and the exercise of 125,000 warrants at their $40.0 per share exercise price under the diluted method.